UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

|X| Filed by the registrant

|_| Filed by a party other than the Registrant

(Check the appropriate box)

| | Preliminary proxy statement

|x| Definitive proxy statement only (as permitted by Rule 14a-6(e)(2))

|_| Definitive additional materials

|_| Soliciting material pursuant to §240.14a-11(c) or §240.14a-12

USCHINA TAIWAN INC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

þ	No fee required.

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o	Fee paid previously with preliminary materials.

o	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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USCHINA TAIWAN INC

665 Ellsworth Avenue

New Haven, CT 06511

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON August 25, 2012

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of USCHINA TAIWAN INC., which will be held at 665 Ellsworth Avenue, New Haven, CT 06511, on August 25, 2012, at 10:00 a.m. for the following purposes:

1. To elect one (1) Director to hold office until 2013 Annual Meeting of stockholders or until his successor is duly elected and qualified or until his earlier resignation or removal.

2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof (under ordinary courses, any other matter from shareholder received before August 15, 2012, after discretionary authority of the Board following certain rules and regulations promulgated by SEC, will be posted on the Company's website as supplementary of the Company's proxy, while the others received after August 15, 2012 being possible to include in the next year's Proxy Statement).

Only shareholders of record at the close of business on August 15, 2012, are entitled to notice of, and to vote at, this meeting by order of the Board of Directors.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which was posted on the Company's website, and sent to shareholders by e-mails. There will be no ordinary mail to deliver the Notice. For the shareholders whose e-mail addresses have not been kept by the Company will be informed by phone calls from the Company. The Company filed 10K with SEC for fiscal year ended March 31, 2012. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. The 10K can be found from the SEC website by following link:

http://www.sec.gov/Archives/edgar/data/1487252/000151096312000031/0001510963-12-000031-index.htm

We request all stockholders entitled to vote, even if planning to attend the annual meeting, to vote or submit a proxy by using the E-mail, and the telephone. Please vote your shares through any of these methods. You may revoke your proxy at any time before it is voted. If you attend the meeting and vote in person, your vote will supersede any proxy you may have previously authorized.

Sincerely yours,

/s/ Andrew Chien

Andrew Chien

Secretary

USCHINA TAIWAN INC

665 Ellsworth Avenue

New Haven, CT 06511

PROXY STATEMENT FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 25, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of USCHINA TAIWAN INC (the “Company”), to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on August 25, 2012, at 665 Ellsworth Avenue, New Haven, CT 06511, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date.

      Shareholders of record at the close of business on August 15, 2012 will be entitled to vote at the meeting on the basis of one vote for each share held. Currently, there are 1,230,000 shares of common stock outstanding, held of record by 42 shareholders.

1. ELECTION OF DIRECTOR AND MANAGEMENT INFORMATION

The Company's Board of Directors currently consists of one member: Ching-Sang Hong, founder of the Company.

The Board recommends that stockholders vote in favor of the election of the following nominee, to serve as director of the Company until the next annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier resignation or removal.

Nominee:

Ching-Sang Hong, 54, was a founder of the Company and served as Chairman of the Board, Chief Executive Officer, and Chief Financial Officer since the Company's set-up independently.

Business Experience of the Nominee:

Ching-Sang Hong, 54, Chairman, CEO and CFO, most time living in China and Taiwan recently; he is the vice-Chairman of Shanghai WWT IoT Technology Co. Ltd., engaging in the technology and product development of “Internet of Things (IOT)” with about 65 employees; and the owner of Crown Assets Administrative LLC, a business registered in Taiwan in 1998, engaging in the business management consulting.

Since April 2008, he is the Chief Secretary of Ma-Friend organization, which was organized for the election of President Ma, Ying-Jeou, Republic of China (Taiwan) for twice. From May 2001 to October 2007, he was hired by Department of Marketing and Sales, Ford Motor Company, Dearborn, MI 48126 as a Customer Database Production Support Manager. From March 2000 to May 2001, he was the vice president of international sale of City Network, Taipei Taiwan.

Executive Compensation

To date, we have no employees other than our officers, Mr. Ching-Sang Hong, CEO, and Andrew Chien, Secretary. No officer, director or member of the Audit Committee has yet been paid any compensation. We currently have no formal employment agreements or other contractual arrangements with our Officer, Member of Audit Committee, Directors, or anyone else regarding the commitment of time or the payment of salaries or other remuneration.

Mr. Hong will be compensated in the form of a service fee or charge paid from revenues generated by the Company's customers. The amount of his service charge is based upon: (1) primary responsibilities, (2) financial performance of the Company, (3) expected future financial performance of the Company and (4) any other factors that are determined by the board of directors. The commencement of such compensation to Mr. Hong will also be determined at the discretion of our board of directors. The primary consideration when determining the timing of payments to Mr. Hong, if any, will be the financial condition of the Company. Specifically, we anticipate the board to authorize payment only when the Company realizes positive cash flow in any quarterly fiscal period. Mr. Hong's service charge will not exceed $150,000 in any fiscal year.

At this time, we do not anticipate awarding stock options to anyone.

Security Ownership of Certain Beneficial Ownership Management

We have set forth in the following table information, which is relative to our common stock beneficially owned on March 31, 2012 for:

(1) each shareholder we know to be the beneficial owner of 5% or more of our outstanding common stock;

(2) each of our executive officer and directors; and

(3) all executive officer and directors as a group.

Name	Number	Percent of Class	Position with
	Of Shares		the Company

Ching-Sang Hong	1,102,500	90%	President, CFO
Andrew Chien	98,200	8%	Secretary

Total :	1,200,700	98%

Change of Control Transactions

The Company is not aware of any transactions resulting in a change of control during fiscal year 2012.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's annual meeting of stockholders is 10 business days before the day of annual meeting. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by SEC, or published on the Company's website as the supplementary of Proxy if the submitted proposals is arriving after the Proxy is published. The date of next year's annual meeting of stockholders will be selected on some day of July 2013.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

VOTE YOUR PROXY BY E-MAIL OR BY TELEPHONE!

YOUR VOTE IS IMPORTANT! It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help USCHINA TAIWAN INC reduce postage and proxy tabulation costs.

Please go to the proxy page of the company's website:

www.uschinachannel.net/index/pg90284#textJump351611

Read the accompanying Proxy Statement.

1. Vote Over the Internet:

Copy the following vote card, and mark your selection;

Sign the voter card,

Send back by e-mail to:

uschien@uschinachannel.net

2. Vote on the phone:

Call (203) 844-0809 between 8:00 a.m. and 8:00 p.m. EST Monday to Friday before August 25, 2012.

By Order of the Board of Directors

Proxy Card

Please mark you votes as indicated [ X ]

		FOR election of nominee	WITHHOLD vote from nominee
1	Election of director: Ching-Sang Hong	[_]	[_]

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

 Number of Representation:____________ Shares owned on August 15, 2012.

 Print Name:________________ Print Name of Joint Owner: _______________________

Signature_______________	Signature if held jointly_______________	Dated:_________, 2012